Supplement Dated September 28, 2007 to the

RESERVE YIELD PLUS FUND

of the Reserve Short-Term Investment Trust

Prospectus and Statement of Additional Information

Dated July 27, 2007

The following disclosure supplements the current Prospectus and Statement of Additional Information:

Effective September 28, 2007, Class 15, Class 20, Class 25, Class 35 and Class 45 shall be renamed Liquidity Class I, Liquidity Class II, Liquidity Class III, Liquidity Class IV and Liquidity Class V, respectively.